DIAMOND HILL FUNDS

Diamond Hill Short Duration Securitized Bond Fund

Diamond Hill Core Bond Fund

(the “Funds”)

Supplement dated September 8, 2026

to the Supplement dated July 17, 2026, and

to the Summary Prospectuses dated February 28, 2026, and

to the Prospectus dated February 28, 2026, and

to the Statement of Additional Information Dated February 28, 2026, each as amended or supplemented

This Supplement further supplements and updates the Supplement dated July 17, 2026 (the “July 17 Supplement”) with respect to the Diamond Hill Short Duration Securitized Bond Fund and the Diamond Hill Core Bond Fund. No shareholder action is required in connection with this Supplement.

Revised Effective Date for Previously Announced Changes

The changes described in the July 17 Supplement, which previously were expected to become effective on or about September 30, 2026, are now expected to become effective on or about October 30, 2026, subject to the effectiveness of the applicable post-effective amendment to the Trust’s registration statement. Except as expressly revised by this Supplement, all other information contained in the July 17 Supplement remains unchanged.

YOU SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE JULY 17 SUPPLEMENT AND THE APPLICABLE SUMMARY PROSPECTUSES, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.